U.S. GLOBAL ACCOLADE FUNDS


                           EASTERN EUROPEAN FUND


                      Supplement dated June 24, 2002,
                 to the prospectus dated February 28, 2002


                     SPECIAL MEETING OF SHAREHOLDERS TO
                        APPROVE RECLASSIFICATION TO
                              NON-DIVERSIFIED


The fund's board of trustees has concluded that it is in the best interests of the fund and its shareholders to change the Eastern European Fund's classification under the 1940 Act from diversified to non-diversified, subject to approval by fund shareholders. The proposed change is expected to provide the fund's subadviser more flexibility in managing the fund's assets.

On August 12, 2002, a Special Meeting of Shareholders of the Eastern European Fund will be held to vote on the proposal to reclassify the fund to non-diversified.